                                                     Exhibit 23.1



                   Form 10-K December 31, 2001



       CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (File No. 33-72832 and No. 33-59659) and Forms S-8 (File No. 33-7833, 33-41833, 33-14758,
33-60095, 33-60099) of Hecla Mining Company and subsidiaries of our report dated March 28, 2001, relating to the financial statements which appear in this Form 10-K.



/s/  PricewaterhouseCoopers LLP

San Francisco, CA
March 11, 2002